Filed Pursuant to Rule 497(a)
File No. 333-169679

In this presentation, we will discussing an investment product called FS Energy & Power Fund, or FSEP for short. FSEP was designed to give the investing public access to private energy and power investments.

Let’s first look at the energy industry.

It is universally accepted that demand for energy will increase over time. This chart from the International Energy Agency projects worldwide energy demand to grow 1.2% per year through 2035.

Very few industries are able to project such stable growth with relative certainty. That sets the stage for good investment opportunities if you can find well-financed and well-run companies positioned to succeed.

Now let’s turn our attention to FS Energy & Power Fund. It is a unique investment offering in several ways:

•                            FSEP invests primarily in the debt and income-producing equity of private companies in the U.S. energy and power industry

•                            The Fund concentrates on companies involved in locating, producing and deliver energy and power — in other words, those that make up the infrastructure of the industry

•                            It focuses on generating current income and capital appreciation (which means growth in value)

•                            FSEP requires a low investment minimum of only $5,000 yet it gives you access to a leading alternative asset manager, GSO / Blackstone, who finds the assets for the fund

•                            Finally, FSEP is a special type of investment called a non-traded BDC (or “Business Development Company”)

We will go into detail on each of these points throughout the presentation, but let’s explain the last one first. Keep in mind that FSEP is a new investment offering and is considered highly speculative.

It’s helpful to be familiar with the sub-sectors of the energy and power industry.

•                  Upstream companies find, develop and extract energy resources, including natural gas, crude oil and coal from onshore and offshore reservoirs.

•                  Once extracted, energy and its many by-products are gathered, processed, stored and transported by midstream businesses that own pipelines, gathering systems, processing plants and other energy infrastructure.

•                  Energy is then processed through downstream companies that refine, market and distribute a variety of refined energy resources, such as natural gas, propane and gasoline.

•                  Power companies generate, transmit and distribute power and electricity to end users, and include producers of alternative energy, like solar and wind power.

•                  All of the energy and power companies need support from the many service & equipment businesses that supply specialized services and materials to aid in every step of the energy lifecycle.

FSEP may invest across any of these sectors, provided the company meets certain criteria.

FSEP has some flexibility in its investment holdings. Not only will it invest across the different energy sub-sectors, it will also invest in a mix of different types of securities within those companies. The overriding goal is to combine stability and income with the potential for solid returns.

This stack shows the types of investments that make up a company’s capital structure. At the top are debt categories (think loans) followed by equity categories (think stocks). As you travel from top to bottom, the investments carry more risks yet offer higher return potential.

FSEP will concentrate more toward the top boxes where investments produce income and have more protections against loss. It will move into the equity portion where it can find opportunities that produce income and offer the portfolio some upside.

FSEP is available to individual investors like yourself because it is a Business Development Company. A “BDC” is a type of investment created under the Investment Company Act of 1940 designed to enable investors to access private debt and equity investments.

Such investments used to be available only to large institutions and very wealthy individuals because significant assets were required to invest. Think of a BDC as an inroad for the investing public to participate in the world of private equity and debt like institutions do, but without needing multi-millions to do so.

As with all investments, an investment in FSEP carries certain risks, which are listed here and in the fund prospectus. Review them carefully before making a decision to invest in the Fund.

This concludes our presentation.